EXHIBIT 99.2

Financial Highlights   Boise and Subsidiaries

				2004
	2001	2002	2003	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts) (1)
Sales and Income

Sales	$7,422.2	$7,412.3	$8,245.1	$3,529.7	$3,401.1			$6,930.8
Income from operations	81.1	118.3	147.8	141.3	120.4			261.7
Net income (loss) before cumulative effect of accounting changes	$(42.5)	$11.3	$17.1	$63.5	$50.4			$113.8
Cumulative effect of accounting changes, net of income tax	—	—	(8.8)	—	—			—
Net income (loss)	$(42.5)	$11.3	$8.3	$63.5	$50.4			$113.8
Net income (loss) per common share
Diluted before cumulative effect of accounting changes	$(.96)	$(.03)	$.07	$.66	$.52			$1.18
Cumulative effect of accounting changes	—	—	(.15)	—	—			—
Diluted	$(.96)	$(.03)	$(.08)	$.66	$.52			$1.18
Cash dividends paid per common share	$.60	$.60	$.60	$.15	$.15			$.30

Financial Condition

Capital expenditures	380.0	266.2	1,634.3	70.3
Total assets	4,934.0	4,947.4	7,376.2	7,636.3	7,481.1

Long-term debt, less current portion	$1,062.9	$1,387.4	$1,999.9	$2,179.2	$1,699.5
Current portion of long-term debt and short-term borrowings	440.0	153.7	88.2	118.9	436.8
Adjustable conversion-rate equity security units	172.5	172.5	172.5	172.5	172.5
Guarantee of ESOP debt	80.9	51.4	19.1	19.1	—
Total debt	$1,756.3	$1,765.0	$2,279.7	$2,489.7	$2,308.8

Shareholders’ equity	$1,578.4	$1,399.5	$2,323.6	$2,389.6	$2,442.2
Shareholders’ equity per common share	$25.10	$21.59	$24.76	$25.43	$25.73

Financial Ratios

Return on sales	(.6)%	.2%	.1%	1.8%	1.5%			1.6%
Debt to equity	1.11:1	1.26:1	.98:1	1.04:1	.95:1
Debt to total capitalization	52.7%	55.8%	49.3%	50.8%	48.4%

Other Information

Effective tax (provision) benefit rate	12.1%	192.8%	(11.5)%	(36.5)%	(36.5)%			(36.5)%
Number of common shares outstanding at the end of the period (thousands)	58,062	58,284	87,137	87,442	87,915
Average number of common shares (thousands)
Basic	57,680	58,216	60,093	86,075	86,474			86,275
Diluted(2)	61,797	62,090	64,180	91,267	91,702			91,485
Common stock price
High	$38.00	$38.81	$32.89	$35.26	$38.01
Low	$26.99	$19.61	$20.72	$30.64	$32.29
Close	$34.01	$25.22	$32.86	$34.65	$37.64

(1)          Rows may not add due to rounding.

(2)          For the years ended December 31, 2001, 2002, and 2003, the computation of diluted net loss per share was antidilutive; accordingly, diluted net loss per share was calculated using the average basic shares outstanding.

Summary of Operations Boise and Subsidiaries

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Quarterly Results by Segment (Unaudited)(1)
Sales by Segment
Boise Office Solutions, Contract	$938.3	$904.9	$934.1	$964.7	$3,741.9
Boise Office Solutions, Retail	—	—	—	283.2	283.2
	938.3	904.9	934.1	1,247.9	4,025.1
Boise Building Solutions	574.6	692.8	828.1	776.3	2,871.9
Boise Paper Solutions	468.2	459.4	474.2	450.9	1,852.6
Corporate and Other	19.4	18.8	20.6	19.1	77.9
	2,000.5	2,075.9	2,256.9	2,494.2	8,827.5
Intersegment eliminations	(147.3)	(146.9)	(146.3)	(141.8)	(582.4)
Trade sales	$1,853.2	$1,929.0	$2,110.6	$2,352.3	$8,245.1
Income (Loss) by Segment
Boise Office Solutions, Contract	$20.7	$23.9	$31.0	$33.9	$109.4
Boise Office Solutions, Retail	—	—	—	6.1	6.1
	20.7	23.9	31.0	40.0	115.5
Boise Building Solutions	(8.5)	9.8	56.4	37.6	95.4
Boise Paper Solutions	(0.7)	1.0	0.2	(14.4)	(13.9)
Corporate and Other	(8.7)	(9.9)	(10.5)	(16.1)	(45.2)
	2.8	24.9	77.1	47.1	151.8
Interest expense	(32.2)	(31.1)	(31.7)	(37.6)	(132.5)
Income (loss) before income taxes and cumulative effect of accounting changes	(29.4)	(6.2)	45.4	9.5	19.3
Income tax (provision) benefit	10.7	2.3	(12.5)	(2.6)	(2.2)
Income (loss) before cumulative effect of accounting changes	(18.7)	(4.0)	32.9	6.9	17.1
Cumulative effect of accounting changes, net of income tax	(8.8)	—	—	—	(8.8)
Net income (loss)	$(27.5)	$(4.0)	$32.9	$6.9	$8.3
Net income (loss) per common share
Diluted net income (loss) before cumulative effect of accounting changes	$(.38)	$(.12)	$.48	$.05	$.07
Cumulative effect of accounting changes, net of income tax	(.15)	—	—	—	(.15)
Diluted	$(.53)	$(.12)	$.48	$.05	$(.08)

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$1,120.1	$1,038.1			$2,158.2
Boise Office Solutions, Retail	1,221.0	966.7			2,187.7
	2,341.1	2,004.8			4,345.9
Boise Building Solutions	851.5	1,055.3			1,906.8
Boise Paper Solutions	475.5	494.2			969.7
Corporate and Other	22.1	39.7			61.8
	3,690.2	3,594.0			7,284.2
Intersegment eliminations	(160.5)	(192.8)			(353.4)
Trade sales	$3,529.7	$3,401.1			$6,930.8
Income by Segment
Boise Office Solutions, Contract	$34.4	$21.4			55.8
Boise Office Solutions, Retail	24.0	(5.4)			18.7
	58.4	16.0			74.5
Boise Building Solutions	68.4	126.7			195.1
Boise Paper Solutions	27.8	(1.0)			26.8
Corporate and Other	(12.7)	(21.3)			(34.0)
	141.9	120.4			262.4
Interest expense	(40.6)	(40.4)			(81.1)
Income before income taxes and minority interest	101.3	80.0			181.3
Income tax provision	(37.0)	(29.2)			(66.2)
Income before minority interest	64.3	50.8			115.1
Minority interest, net of income tax	(0.8)	(0.4)			(1.3)
Net income	$63.5	$50.4			$113.8
Net income per common share
Basic	$.70	$.54			$1.24
Diluted	$.66	$.52			$1.18

(1) Columns and rows may not add due to rounding.

Statistical Review / 2003

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$567	$539	$555	$572	$2,233
Technology products	277	275	280	293	1,125
Office furniture	94	91	99	100	384

Sales by Geography (millions)
United States	$709	$682	$712	$720	$2,823
International	229	223	222	245	919

Sales Growth
Sales growth	6%	6%	4%	6%	6%
Same-location sales growth	6%	6%	4%	4%	5%

Margins (percentage of sales)
Gross profit margin	23.8%	23.8%	24.2%	25.4%	24.3%
Operating profit margin	2.2%	2.6%	3.3%	3.5%	2.9%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$—	$—	$—	$92	$92
Technology products	—	—	—	161	161
Office furniture	—	—	—	30	30

Sales by Geography (millions)
United States	$—	$—	$—	$283	$283
International	—	—	—	—	—

Margins (percentage of sales)
Gross profit margin	—	—	—	24.5%	24.5%
Operating profit margin	—	—	—	2.2%	2.2%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	466,537	476,896	499,323	447,724	1,890,480
OSB (thousand square feet) (3/8” basis) (1)	106,581	112,652	111,775	101,388	432,396
Particleboard (thousand square feet) (3/4” basis)	41,192	38,609	36,524	36,296	152,621
Lumber (thousand board feet)	93,524	93,113	90,522	86,895	364,054
LVL (hundred cubic feet)	20,685	25,063	28,431	24,115	98,294
I-joists (thousand equivalent lineal feet)	40,534	53,271	60,275	45,869	199,949
Engineered wood products (millions)	$68	$85	$96	$80	$329
Building materials distribution (millions)	$391	$505	$603	$549	$2,048

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$220	$228	$291	$334	$267
OSB (thousand square feet) (3/8” basis)	141	165	258	309	217
Particleboard (thousand square feet) (3/4” basis)	219	230	243	254	236
Lumber (thousand board feet)	412	400	446	468	431
LVL (hundred cubic feet)	1,453	1,447	1,440	1,516	1,463
I-joists (thousand equivalent lineal feet)	867	861	865	905	874

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	353	351	353	339	1,396
Containerboard	158	154	170	168	650
Newsprint	106	89	101	120	416
Other	33	31	47	35	146
	650	625	671	662	2,608

Corrugated containers (millions of square feet)	1,122	1,151	1,204	1,114	4,591

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$747	$734	$713	$690	$721
Containerboard	341	347	342	319	337
Newsprint	374	399	412	405	397

(1)  Represents 100% of the sales volume of Voyageur Panel, of which we owned 47%

Statistical Review / 2004

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$642	$576
Technology products	352	342
Office furniture	126	120

Sales by Geography (millions)
United States	$853	$813
International	267	225

Sales Growth
Sales growth	19%	15%
Same-location sales growth	9%	6%

Margins (percentage of sales)
Gross profit margin	24.3%	24.0%
Operating profit margin	3.1%	2.1%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$470	$379
Technology products	640	503
Office furniture	111	85

Sales by Geography (millions)
United States	$1,180	$934
International	41	33

Margins (percentage of sales)
Gross profit margin	25.7%	26.7%
Operating profit margin	2.0%	(.6)%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	463,852	440,266
OSB (thousand square feet) (3/8” basis) (1)	101,025	47,227
Particleboard (thousand square feet) (3/4” basis)	39,596	47,331
Lumber (thousand board feet)	90,174	87,548
LVL (hundred cubic feet)	27,028	31,362
I-joists (thousand equivalent lineal feet)	49,975	61,692
Engineered wood products (millions)	$90	$117
Building materials distribution (millions)	$619	$794

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$326	$364
OSB (thousand square feet) (3/8” basis)	336	393
Particleboard (thousand square feet) (3/4” basis)	273	320
Lumber (thousand board feet)	518	566
LVL (hundred cubic feet)	1,536	1,618
I-joists (thousand equivalent lineal feet)	907	973

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	386	374
Containerboard	137	173
Newsprint	104	105
Other	38	40
	665	692
Corrugated containers (millions of square feet)	1,146	1,081

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$688	$710
Containerboard	318	353
Newsprint	430	432

(1)  Represents 100% of the sales volume of Voyageur Panel, of which we owned 47% until May 2004, when we sold our interest.